Exhibit 99.2


        Certification under Section 906 of the Sarbanes-Oxley Act of 2002


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I Henry E. Gemino, as Chief Executive Officer and Chief Financial Officer of Profile Technologies, Inc., hereby certify that the accompanying Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Profile Technologies, Inc.



                                                      /s/ Henry E. Gemino
                                                      -------------------
                                                      Henry E. Gemino
                                                      Chief Executive Officer
                                                      and
                                                      Chief Financial Officer